CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Wells Financial Corp.(the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Lonnie
R. Trasamar, President and Chief Executive Officer, and James D. Moll, Treasurer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Lonnie R. Trasamar                               /s/ James D. Moll
-------------------------------------                ---------------------------
Lonnie R. Trasamar                                   James D. Moll
President and Chief Executive Officer                Treasurer
(Principal Executive Officer)                        (Principal Financial and
                                                        Accounting Officer)

Date: August 1, 2003                                 Date: August 1, 2003


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.